================================================================================

                           LAKE SHORE FAMILY OF FUNDS


                             LAKE SHORE EQUITY FUND


                                  ANNUAL REPORT
                                December 31, 2001


          INVESTMENT ADVISER                           ADMINISTRATOR
          ------------------                           -------------
     LAKE SHORE FUND GROUP, LLC                INTEGRATED FUND SERVICES, INC.
        8280 Montgomery Road                      221 East Fourth Street
             Suite 302                                  Suite 300
       Cincinnati, Ohio 45236                     Cincinnati, Ohio 45202
           1.513.794.1440                             1.800.266.9532

================================================================================

Dear Fellow Shareholders,

For the year ended December 31, 2001, the Lake Shore Equity Fund returned -12.9% compared to its benchmark, the S&P 500, which returned -11.9%. In what was a volatile year, with "value" stocks outperforming "growth" stocks, the value components of the Fund did not contribute to the extent that we would have expected. As a result, we have modified the list from which the "value" stocks are selected.

Our research indicates that better and more consistent performance can be obtained by selecting "value" stocks from a subset of the S&P 500 which contains those stocks that have a long history of increasing their dividends on an annual basis. In the current market environment, with short-term interest rates at such low levels, more emphasis should be placed on an increasing dividend stream. We believe that applying our traditional value metrics to this list of candidates will enhance the Fund's performance.

Technical readings that were reached following the re-opening of the markets in late-September were at benchmark levels, suggesting that a significant bottom had been established for the stock market. These statistics measured advancing versus declining stock, up-and-down volume, market volatility, and measures of investor sentiment. Subsequent data, which is reported on a lagged basis, showed large redemptions by mutual fund investors, and was further confirmation of panic selling usually associated with an important low.

The stock market rallied strongly during the fourth quarter, benefiting from those deep oversold readings of the market indicators reached in late-September, and the prospect that the economy would begin on a recovery path since it was widely acknowledged to have fallen into a recession. Expectation of a government stimulus package and continued low levels of interest rates were anticipated to provide a boost to economic activity.

The Federal Reserve adopted its most aggressive monetary policy posture in history, having reduced interest rates eleven times in twelve months. While these cuts did not prevent economic growth from slipping, it is likely that they prevented greater deterioration. Consumer spending remained resilient in the face of slowing growth and rising unemployment. The lower interest rates have led to massive mortgage refinancings, which has improved the consumers' liquidity position, and attractive mortgage rates have allowed the housing sector to remain robust.

Further benefits to consumers were declining energy prices and the 0% interest rates and other incentives provided by the automobile manufacturers.

This strength in the consumer sector, in the face of recessionary conditions in the economy, is unique in the post-WWII period. All previous recessions were led by the consumer, as the typical pattern was for the economy's strength to lead to a rise in inflation, to which the Federal Reserve responded by raising interest rates, which forced the consumers to retrench, until the process was reversed. In the present situation, inflation has not been an issue and the overbuilding in technology, in response to concerns over Y2K vulnerability and the build-out of the internet and telecom infrastructures, is where the slowdown has been concentrated.

Declining short-term interest rates also have had positive ramifications for stock market metrics. Absolute valuation levels, i.e., P/E ratios and dividend yields, are at levels that cause the stock market to appear to be richly priced. However, when viewed in the context of the current interest rate environment, valuations show a much more attractive picture.

In total, with the favorable monetary conditions and positive readings on market momentum and breadth, the majority of our market indicators continue to suggest that the market has upside opportunity. However, the rally in the fourth quarter may need to be digested for a period of time to allow further improvement in the economy and earnings' comparisons, and an improvement in investor sentiment. In this environment, a greater degree of patience and flexibility will be required.

Sincerely,

/s/ Gregory J. Bauer

Gregory J. Bauer, CFA
Chairman

        Comparison of the Change in Value of a $10,000 Investment in the Lake Shore Equity Fund and the S&P 500 Index

                                [GRAPHIC OMITTED]

                                                   12/31/01
                                                   --------
                      Lake Shore Equity Fund        $ 9,941
                      S&P 500 Index                 $10,026

                           --------------------------
                             Lake Shore Equity Fund
                                  Total Return*

                            1 Year   Since Inception**
                           (17.27%)       (0.17%)
                           --------------------------

* The average annual total returns shown above are adjusted for the maximum applicable sales charge of 5:00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**   Initial public offering of shares was March 2, 1998.

           Past performance is not predictive of future performance.

                             LAKE SHORE EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001


ASSETS
      Investment securities, at market value (Cost $1,844,634)     $  2,053,169
      Dividends and interest receivable                                   2,963
      Organization expenses, net                                          4,433
      Receivable from Adviser                                            58,760
      Other assets                                                        2,300
                                                                   ------------
                 TOTAL ASSETS                                         2,121,625
                                                                   ------------

LIABILITIES
      Payable to Affiliates                                               4,500
      Accrued expenses                                                   24,107
                                                                   ------------
                 TOTAL LIABILITIES                                       28,607
                                                                   ------------

NET ASSETS                                                         $  2,093,018
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $  2,637,904
Accumulated net realized losses from security transactions             (753,421)
Net unrealized appreciation on investments                              208,535
                                                                   ------------
NET ASSETS                                                         $  2,093,018
                                                                   ------------

Shares of beneficial interest outstanding (Unlimited number
      of shares authorized, no par value)                               265,870
                                                                   ============


Net asset value and redemption price per share                     $       7.87
                                                                   ============

Maximum offering price per share                                   $       8.28
                                                                   ============

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                             STATEMENT OF OPERATIONS

                   For the Year Ended Ended December 31, 2001


INVESTMENT INCOME
      Dividends                                                    $     35,095
      Interest                                                            2,904
                                                                   ------------
           TOTAL INVESTMENT INCOME                                       37,999
                                                                   ------------

EXPENSES
      Accounting services fees                                           24,000
      Investment advisory fees                                           22,207
      Transfer agent fees                                                14,600
      Administrative services fees                                       12,000
      Insurance expense                                                  11,500
      Audit fees                                                          9,500
      Custodian fees                                                      8,447
      Shareholder report costs                                            6,414
      Distribution expense                                                5,495
      Postage and supplies                                                5,407
      Amortization of organization expenses                               4,433
      Trustees' fees and expenses                                         4,250
      Registration fees                                                   2,640
      Pricing costs                                                       1,006
                                                                   ------------
           TOTAL EXPENSES                                               131,899
      Fees waived and expenses reimbursed by the Adviser                (65,707)
                                                                   ------------
           NET EXPENSES                                                  66,192
                                                                   ------------

NET INVESTMENT LOSS                                                     (28,193)
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
      Net realized losses from security transactions                   (600,443)
      Net change in unrealized appreciation/
          depreciation on investments                                   318,357
                                                                   ------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                      (282,086)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $   (310,279)
                                                                   ============

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the          For the
                                                                               Year             Year
                                                                              Ended            Ended
                                                                           December 31,     December 31,
                                                                               2001             2000
                                                                           ------------     ------------

FROM OPERATIONS
      Net investment loss                                                  $    (28,193)    $    (55,721)
      Net realized gains (losses) from security transactions                   (600,443)         494,682
      Net change in unrealized appreciation/depreciation on investments         318,357       (1,215,491)
                                                                           ------------     ------------
Net decrease in net assets from operations                                     (310,279)        (776,530)
                                                                           ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
      From net realized gains                                                    (1,581)        (570,722)
                                                                           ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
      Proceeds from shares sold                                                 132,499        1,893,943
      Net asset value of shares issued in
           reinvestment of distributions to shareholders                          1,474          513,027
      Payment for shares redeemed                                              (158,182)      (2,084,378)
                                                                           ------------     ------------
Net increase (decrease) in net assets from capital share transactions           (24,209)         322,592
                                                                           ------------     ------------

TOTAL DECREASE IN NET ASSETS                                                   (336,069)      (1,024,660)

NET ASSETS
      Beginning of year                                                       2,429,087        3,453,747
                                                                           ------------     ------------
      End of year                                                          $  2,093,018     $  2,429,087
                                                                           ============     ============

CAPITAL SHARE ACTIVITY
      Shares sold                                                                15,951          122,465
      Shares issued in reinvestment of distributions to shareholders                189           56,191
      Shares redeemed                                                           (18,957)        (133,853)
                                                                           ------------     ------------
      Net increase (decrease) in shares outstanding                              (2,817)          44,803
      Shares outstanding, beginning of year                                     268,687          223,884
                                                                           ------------     ------------
      Shares outstanding, end of year                                           265,870          268,687
                                                                           ============     ============

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                    Selected Per Share Data and Ratios for a
                    Share Outstanding Throughout Each Period

                                                                   For the        For the         For the          For the
                                                                     Year           Year            Year           Period
                                                                    Ended          Ended           Ended            Ended
                                                                 December 31,    December 31,    December 31,    December 31,
                                                                     2001            2000            1999          1998 (a)
                                                                  ----------      ----------      ----------      ----------
Net asset value at beginning of period                            $     9.04      $    15.43      $    11.05      $    10.00
                                                                  ----------      ----------      ----------      ----------
Income (loss) from investment operations:
     Net investment income (loss)                                      (0.11)          (0.21)          (0.11)           0.08
     Net realized and unrealized gains (losses) on investments         (1.05)          (3.49)           4.76            1.05
                                                                  ----------      ----------      ----------      ----------
Total from investment operations                                       (1.16)          (3.70)           4.65            1.13
                                                                  ----------      ----------      ----------      ----------

Less distributions:
     From net investment income                                           --              --              --           (0.08)
     From net realized gains                                           (0.01)          (2.69)          (0.27)             --
                                                                  ----------      ----------      ----------      ----------
Total distributions                                                    (0.01)          (2.69)          (0.27)          (0.08)
                                                                  ----------      ----------      ----------      ----------

Net asset value at end of period                                  $     7.87      $     9.04      $    15.43      $    11.05
                                                                  ==========      ==========      ==========      ==========

Total return (b)                                                     (12.88%)        (24.18%)         42.26%          11.34%(c)
                                                                  ==========      ==========      ==========      ==========

Net assets at end of period                                       $2,093,018      $2,429,087      $3,453,747      $1,588,758
                                                                  ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (d)                        2.98%           2.98%           2.32%           1.91%(e)

Ratio of net investment income (loss) to average net assets           (1.27%)         (1.48%)         (1.06)%          0.71%(e)

Portfolio turnover rate                                                 120%            145%             64%              4%(e)

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

(b)  Total returns shown exclude the effect of applicable sales loads.

(c)  Not annualized.

(d) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 5.94%, 3.61%, 4.86% and 14.24% (e) for the periods ended December 31, 2001, 2000, 1999 and 1998, respectively.

(e)  Annualized.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 2001

                                                                      Market
  Shares                                                              Value
  ------                                                              -----

                 COMMON STOCKS -- 95.0%
                 CONSUMER, NON-CYCLICAL -- 26.7%
     1,750       Albertson's, Inc.                                 $     55,108
     1,520       Avon Products, Inc.                                     70,679
     1,440       Baxter International, Inc.                              77,226
     2,655       Boston Scientific Corp.*                                64,039
       980       Bristol-Myers Squibb Co.                                49,980
     1,490       Healthcare Co.                                          57,425
     3,970       Healthsouth Corp.*                                      58,835
     1,225       PepsiCo, Inc.                                           59,645
       820       Procter & Gamble Co.                                    64,887
                                                                   ------------
                                                                        557,824
                                                                   ------------

                 FINANCIAL SERVICES -- 16.8%
     1,385       Aon Corp.                                               49,195
     2,235       Banc One Corp.                                          87,277
     1,300       Bank of America Corp.                                   81,835
       510       Progressive Corp.                                       76,143
       685       USA Education, Inc.                                     57,554
                                                                   ------------
                                                                        352,004
                                                                   ------------

                 CONSUMER CYCLICAL-- 23.5%
     1,045       Autozone, Inc. *                                        75,031
     3,855       Mattel, Inc.                                            66,306
     2,125       May Department Stores Co.                               78,583
     3,930       Office Depot, Inc.*                                     72,862
     2,720       Penny J.C. Co., Inc.                                    73,169
     1,510       Sears, Roebuck & Co.                                    71,936
     2,600       Toys R Us, Inc. *                                       53,924
                                                                   ------------
                                                                        491,811
                                                                   ------------

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 2001

                                                                      Market
  Shares                                                              Value
  ------                                                              -----

                 INDUSTRIAL -- 11.8%
     2,645       Burlington Northern Santa Fe Corp.                $     75,462
     1,855       FedEx Corp.*                                            96,237
     4,055       Norfolk Southern Corp.                                  74,328
                                                                   ------------
                                                                        246,027
                                                                   ------------
                 BASIC MATERIALS -- 6.6%
     1,815       Alcoa, Inc.                                             64,523
     2,195       Boise Cascade Corp.                                     74,652
                                                                   ------------
                                                                        139,175
                                                                   ------------

                 UTILITIES -- 6.5%
     2,015       Entergy Corp.                                           78,806
       851       Mirant Corp.*                                           13,633
     1,710       Southern Co.                                            43,349
                                                                   ------------
                                                                        135,788
                                                                   ------------

                 TECHNOLOGY -- 3.1%
     2,015       Raytheon Co.                                            65,427
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $1,779,521)             $  1,988,056
                                                                   ------------

                 MONEY MARKETS -- 3.1%
    65,113       First American Treasury (Cost $65,113)            $     65,113
                                                                   ------------

                 TOTAL INVESTMENT SECURITIES-- 98.1%
                   (Cost $1,844,634)                               $  2,053,169

                 OTHER ASSETS IN EXCESS OF LIABILITIES  -- 1.9%          39,849
                                                                   ------------

                 NET ASSETS -- 100.0%                              $  2,093,018
                                                                   ============

* Non-income producing security.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


1.   ORGANIZATION

The Lake Shore Family of Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated September 3, 1997. The Trust currently offers one series of shares to investors: the Lake Shore Equity Fund (the Fund). The Trust was capitalized on December 23, 1997, when the initial shares of the Fund were purchased at $10.00 per share. The initial public offering of shares of the Fund commenced on March 2, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term growth of capital by investing primarily in common stocks. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Equity Fund's significant accounting policies:

Security valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus a sales load equal to 5.26% of the net asset value (or 5.00% of the offering price). The redemption price per share is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains, if any, at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

On December 21, 2001 the Fund declared and paid a long-term capital gain distribution of $0.0059 per share. In January of 2002, shareholders were provided with the form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during the calendar year 2001.

The tax character of distributions paid during 2001 and 2000 was as follows:

                                                        2001          2000
                                                        ----          ----

     From long-term capital gains                    $    1,581    $  570,722
                                                     ==========    ==========

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

     Cost of portfolio investments                            $  1,844,634
                                                              ============
     Gross unrealized appreciation                                 260,041
     Gross unrealized depreciation                                 (51,506)
     Accumulated ordinary loss                                    (753,421)
                                                              ------------
     Accumulated deficit                                      $   (544,886)
                                                              ============

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


As of December 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $753,421 none of which expire prior to December 31, 2009. These capital loss carryforwards may be utilized in future years to offset net realized gains prior to distributing any such gains to shareholders.

Reclassification of capital accounts -- For the year ended December 31, 2001, the Fund reclassified net investment loss of $18,773 to paid-in capital and $9,420 to accumulated net realized losses on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2001, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $2,566,767 and $2,594,468, respectively.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Lake Shore Fund Group, LLC (the Adviser), of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Underwriter), the exclusive agent for the distribution of the Fund's shares.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to voluntarily reduce operating expenses for the year ended December 31, 2001, the Adviser waived investment advisory fees of $47,515 and reimbursed the Fund for $18,192 of other operating expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from the Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,200 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,000 from the Fund. In addition, the Fund pays certain IFS out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, the Underwriter serves as the exclusive agent for the distribution of the Fund's shares. The Underwriter earned nothing from underwriting commissions on the sale of shares during the year ended December 31, 2001.

PLAN OF DISTRIBUTION
The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Underwriter or the Adviser for certain costs related to the distribution of the Fund's shares, not to exceed 0.25% of average daily net assets. For the year ended December 31, 2001, the Fund incurred $5,495 of expenses under the Plan.

5.   ADOPTION OF NEW AUDIT GUIDE

The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, January 1, 2001. There was no material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


6.   MANAGEMENT OF THE TRUST (UNAUDITED)

Listed in the charts below is basic information regarding the Trustees and Officers of Lake Shore Family of Funds (the "Trust").

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS IN   OTHER TRUSTEESHIPS
                             POSITION(S)     TERM OF OFFICE1                                      FUND COMPLEX    HELD BY TRUSTEE
                             HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S)          OVERSEEN BY     OUTSIDE THE FUND
NAME/ADDRESS/AGE             FUND            TIME SERVED         DURING LAST 5 YRS                TRUSTEE         COMPLEX
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

GREGORY J. BAUER2            Chairman        Since Inception     Chairman and Managing Director         1         Cambridge
4100 Horizons Drive          and Trustee                         of Cambridge Financial Group,                    Financial Group,
Suite 200                                                        Inc., a registered investment                    Inc.
Columbus, Ohio 43220                                             adviser and Chairman of Lake
Age: 48                                                          Shore Fund Group, LLC.


DISINTERESTED TRUSTEES:

FRANK G. DOYLE III           Trustee         Since Inception     Owner of Preferred Business            1                N/A
4041 Hosbrook Road                                               Services, which leases office
Suite 200                                                        space and provides secretarial
Cincinnati, Ohio 45236                                           support to clients, and AD Mail,
Age: 57                                                           a direct mail service company.

FRANCIS A. KOVACS, JR.       Trustee         Since Inception     Partner with Ricketts & Onda,          1                N/A
580 South High Street                                            Co., LPA, a law firm. Previously,
3rd Floor                                                        he was a partner with Coolidge,
Columbus, Ohio 43215                                             Wall, Womsley & Lombard Co.,
Age: 48                                                          LPA, a law firm.

JOSEPH P. ROUSE              Trustee         Since Inception     Partner with Keating, Muething         1                N/A
1500 Provident Tower                                             & Klekamp, P.L.L., a law firm.
One East Fourth Street
Cincinnati, Ohio 45202
Age: 57

RALPH P. SCHWARTZ            Trustee         Since Inception     Owner of Ralph P. Schwartz, CPA.       1                N/A
2289 West Centerville Road
Dayton, Ohio 45459
Age: 57

WILLIAM N. STRATMAN          Trustee         Since Inception     President of Exxcite Marketing         1          The Riverfront
7949 Graves Road                                                 Products, a promotional company,                  Funds, a
Cincinnati, Ohio 45243                                           and President of Mariners Inn                     registered
Age: 59                                                          Banquet Halls.                                    investment
                                                                                                                   company.

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his successor is duly elected and qualified.

2 Mr. Bauer is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Lake Shore Fund Group, LLC. Lake Shore Fund Group, LLC, serves as the investment adviser to the Equity Fund.

                                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS IN   OTHER TRUSTEESHIPS
                             POSITION(S)     TERM OF OFFICE1                                      FUND COMPLEX    HELD BY TRUSTEE
                             HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S)          OVERSEEN BY     OUTSIDE THE FUND
NAME/ADDRESS/AGE             FUND            TIME SERVED         DURING LAST 5 YRS                TRUSTEE         COMPLEX
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS:
EARL V. NEWSOME, JR.2        President       Since Inception     President of Cambridge Financial       N/A       Cambridge
8280 Montgomery Road                                             Group, Inc., a registered                        Financial Group,
Suite 302                                                        investment adviser and President                 Inc.
Cincinnati, Ohio 45236                                           of Lake Shore Fund Group, LLC
Age: 45

TINA D. HOSKING              Secretary       Since May 1999      Vice President and Managing            N/A              N/A
221 East Fourth Street                                           Attorney of Integrated Fund
Suite 300                                                        Services, Inc. and IFS Fund
Cincinnati, Ohio 45202                                           Distributors, Inc.
Age: 33

LISA R. OLIVERIO             Treasurer       Since June 2000     Manager of Financial Reporting of      N/A              N/A
221 East Fourth Street                                           Integrated Fund Services, Inc.
Suite 300
Cincinnati, Ohio 45202
Age: 32

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

2 Mr. Newsome is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Lake Shore Fund Group, LLC. Lake Shore Fund Group, LLC, serves as the investment adviser to the Equity Fund.

The Statement of Additional  Information  contains additional  information about
the  Directors  and  is  available   without  charge  upon  request  by  calling
1-800-266-5566.

                    [Joseph Decosimo and Company Letterhead]



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Lake Shore Equity Fund and the Trustees of the Lake Shore Family of Funds

We have audited the accompanying statement of assets and liabilities of the Lake Shore Equity Fund (one of the funds of the Lake Shore Family of Funds), including the portfolio of investments, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended December 31, 2001 and the period from March 2, 1998 (date of initial public offering of shares) through December 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lake Shore Equity Fund of the Lake Shore Family of Funds as of December 31, 2001, the results of its operations for the year then ended and changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and the period from March 2, 1998 through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                      /s/ JOSEPH DECOSIMO AND COMPANY, PLL

JOSEPH DECOSIMO AND COMPANY, PLL

Cincinnati, Ohio
January 24, 2002